SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported, December 30, 2010)

EXOUSIA ADVANCED MATERIALS, INC.
(Exact name of registrant as specified in its charter)

Texas	333-87696	90-0347581
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 Fifth Avenue, Suite 5720
New York, NY 10118-5720
(Address of principal executive offices)

(Telephone number, including area code of agent for service)  (212) 796-4333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On December 30, 2010, the Certificate of Designation and Preferences for the Series A Convertible Preferred Stock (the “Series A Preferred”), as amended, of Exousia Advanced Materials, Inc., a Texas corporation (the “Company”) was amended by the vote of Board of Directors of the Company to decrease the number of shares of Series A Preferred which the company is authorized to issued from Ten Million (10,000,000) to Four Million (4,000,000) shares, which is not less than the number of shares in the Series A Preferred currently issued and outstanding.  A copy of the Second Certificate of Amendment to the Certificate of Designation and Preferences of Series A Convertible Preferred Stock of the Company is filed herewith as Exhibit 3.1 and incorporated herein by reference.

On January 6, 2011, the Certificate of Designation and Preferences for the Series A Preferred was further amended by the vote of Board of Directors of the Company and the consent of all of the holders of the Series A Preferred to modify the Series A Preferred rights by increasing, (i) the conversion rate to One Hundred Fifty (150) shares of Commons Stock for each share of Series A Preferred, (ii) the dividend right for each share of Series A Preferred to One Hundred Fifty (150) times the dividends paid on each share of Common Stock and (iii) the voting right to One Hundred Fifty (150) votes for each share of Series A Preferred.  The amendment also decreased the Liquidation Price of each share of Series A Preferred from $2.60 to $0.642.  A copy of the Third Certificate of Amendment to the Certificate of Designation and Preferences of Series A Convertible Preferred Stock of the Company is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company approved the filing of a Certificate of Designation and Preferences of Series B Convertible Preferred Stock (the “Series B Certificate”), which was filed with and accepted by the Secretary of the State of Texas on December 30, 2010, pursuant to which the Company established a new series of 104,000 shares of Preferred Stock, $0.001 par value per share, designated as Series B Convertible Preferred Stock (the “Series B Preferred”).  Each share of Series B Preferred has a liquidation preference of $1.00 per share on parity with the liquidation payment of the Series A Preferred and Series C Preferred (defined below), and prior to and in preference over any liquidation payment on the Common Stock.  Each share of Series B Preferred is convertible into One Thousand (1,000) shares of Common Stock of the Company upon the election of each holder of Series B Preferred once the Company has sufficient authorized shares of Common Stock to permit such conversion.  Each share of Series B Preferred also has the right to One Thousand (1,000) times the dividends paid on each share of Common Stock and to One Thousand (1,000) votes per share of Series B Preferred.  A copy of the Series B Certificate is filed herewith as Exhibit 3.3 and incorporated herein by reference.

The Board of Directors of the Company also approved the filing of a Certificate of Designation and Preferences of Series C Convertible Preferred Stock (the “Series C Certificate”), which was filed with and accepted by the Secretary of the State of Texas on December 30, 2010, pursuant to which the Company established a new series of 2,500,000 shares of Preferred Stock, $0.001 par value per share, designated as Series C Convertible Preferred Stock (the “Series C Preferred”).  Each share of Series C Preferred has a liquidation preference of $1.00 per share on parity with the liquidation payment of the Series A Preferred and Series B Preferred, and prior to an in preference over any liquidation payment on the Common Stock.  Each share of Series C Preferred is convertible into Two Hundred (200) shares of Common Stock of the Company upon the election of each holder of Series C Preferred once the Company has sufficient authorized shares of Common Stock to permit such conversion.  Each share of Series C Preferred also has the right to Two Hundred (200) times the dividends paid on each share of Common Stock and to Two Hundred (200) votes per share of Series C Preferred.  A copy of the Series C Certificate is filed herewith as Exhibit 3.4 and incorporated herein by reference.

On January 6, 2011, the Certificate of Designation and Preferences for the Series C Preferred was amended by the vote of Board of Directors of the Company to modify the Series C Preferred rights by increasing, (i) the conversion rate to Three Hundred Fifty (350) shares of Commons Stock for each share of Series C Preferred, (ii) the dividend right for each share of Series C Preferred to Three Hundred Fifty (350) times the dividends paid on each share of Common Stock and (iii) the voting right to Three Hundred Fifty (350) votes for each share of Series C Preferred.  A copy of the Certificate of Amendment to the Certificate of Designation and Preferences of Series C Convertible Preferred Stock of the Company is filed herewith as Exhibit 3.5 and incorporated herein by reference.

The foregoing designations were made pursuant to Article Four of the Company’s Articles of Amendment, authorized by the shareholders of the Company and filed with the Texas Secretary of State on January 11, 2007, under which the Company has the authority to issue Ten Million (10,000,000) shares of Preferred Stock and under which the Board of Directors of the Company has the authority to establish one or more series of such shares and to fix or alter the powers, preferences, rights and restrictions granted to or imposed upon each series of preferred stock, and the number of shares constituting any such series and the designation thereof.

Item 9.01. Financial Statements and Exhibits.

(d)                  Exhibits.

Exhibit No.	Description

3.1	Second Certificate of Amendment to Certificate of Designation and Preferences of Series A Convertible Preferred Stock of Exousia Advanced Materials, Inc. dated December 30, 2010
3.2	Third Certificate of Amendment to Certificate of Designation and Preferences of Series A Convertible Preferred Stock of Exousia Advanced Materials, Inc. dated January 6, 2011
3.3	Certificate of Designation and Preferences of Series B Convertible Preferred Stock of Exousia Advanced Materials, Inc. dated December 30, 2010
3.4	Certificate of Designation and Preferences of Series C Convertible Preferred Stock of Exousia Advanced Materials, Inc. dated December 30, 2010
3.5	Certificate of Amendment to Certificate of Designation and Preferences of Series C Convertible Preferred Stock of Exousia Advanced Materials, Inc. dated January 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXOUSIA ADVANCED MATERIALS, INC.
/s/ Robert Roddie
Date: January 6, 2011	Robert Roddie
Chief Financial Officer/Chief Operating Officer